EATON VANCE TAX-MANAGED EMERGING GROWTH FUND

                  Supplement to Prospectus dated March 1, 1998


     The following paragraph is added to the end of "Investment Policies and Risks."

     The Tax-Managed Emerging Growth Fund's investment policies include a fundamental investment provision allowing the Fund to invest its assets in one or more open-end management investment companies having substantially the same investment policies and restrictions as the Fund with respect to the assets so invested. This investment company would be advised by the Investment Adviser (or an affiliate) and the Tax-Managed Emerging Growth Fund would pay no advisory fee with respect to the assets so invested. The Board of Trustees may implement the new investment policy without shareholder approval at any time. It is possible that the Board of Trustees will implement this policy in 1998.


July 6, 1998                                                              TGMGPS